United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-Q

Quarterly Schedule of Portfolio Holdings of Registered Management Investment Companies

811-5950

(Investment Company Act File Number)

Money Market Obligations Trust

___________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 04/30/18

Date of Reporting Period: Quarter ended 07/31/17

Item 1.	Schedule of Investments

Federated U.S. Treasury Cash Reserves
Portfolio of Investments
July 31, 2017 (unaudited)
Principal Amount			Value
		U.S. TREASURY—101.6%
		U.S. Treasury Bills—57.0%[1]
$100,000,000		United States Treasury Bills, 0.88%, 8/10/2017	$99,978,000
738,300,000		United States Treasury Bills, 0.90% - 0.95%, 8/3/2017	738,262,386
712,500,000		United States Treasury Bills, 0.94% - 1.145%, 10/19/2017	710,865,550
180,875,000		United States Treasury Bills, 0.95% - 0.955%, 10/12/2017	180,529,837
2,052,000,000		United States Treasury Bills, 0.95% - 0.965%, 8/17/2017	2,051,122,298
841,000,000		United States Treasury Bills, 0.95% - 1.01%, 9/21/2017	839,825,300
525,000,000		United States Treasury Bills, 0.955%, 8/31/2017	524,582,187
750,000,000		United States Treasury Bills, 0.955% - 1.18%, 10/26/2017	748,165,333
1,525,000,000		United States Treasury Bills, 0.98% - 0.995%, 8/24/2017	1,524,039,590
250,000,000		United States Treasury Bills, 1.06%, 11/2/2017	249,330,139
250,000,000		United States Treasury Bills, 1.095%, 1/11/2018	248,760,521
500,000,000		United States Treasury Bills, 1.10%, 1/18/2018	497,402,778
		TOTAL	8,412,863,919
		U.S. Treasury Notes—44.6%
2,689,590,000	[2]	United States Treasury Floating Rate Notes, 1.13% - 1.456%, 8/1/2017	2,690,309,162
750,250,000		United States Treasury Notes, 0.625%, 9/30/2017	749,777,204
1,708,000,000		United States Treasury Notes, 0.625% - 1.875%, 8/31/2017	1,708,653,283
82,500,000		United States Treasury Notes, 0.75%, 12/31/2017	82,355,546
253,000,000		United States Treasury Notes, 0.875% - 4.75%, 8/15/2017	253,021,686
1,033,000,000		United States Treasury Notes, 2.25%, 11/30/2017	1,037,029,706
50,000,000		United States Treasury Notes, 4.25%, 11/15/2017	50,453,580
		TOTAL	6,571,600,167
		TOTAL U.S. TREASURY	14,984,464,086
		TOTAL INVESTMENTS—101.6% (AT AMORTIZED COST)[3]	14,984,464,086
		OTHER ASSETS AND LIABILITIES - NET—(1.6)%[4]	(242,689,715)
		TOTAL NET ASSETS—100%	$14,741,774,371
1	Discount rate at time of purchase.
2	Floating rate note with current rate and current maturity or next reset date shown.
3	Also represents cost for federal tax purposes.
4	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2017.
Investment Valuation
Securities are valued at amortized cost. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with U.S. generally accepted accounting principles. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If amortized cost is determined not to approximate fair value, the value of the portfolio securities will be determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its net asset value per share.
The Board of Trustees (the “Trustees”) have ultimate responsibility for determining the fair value of investments. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value of securities and in overseeing the comparison of amortized cost to market-based value. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of monitoring the relationship of market-based value and amortized cost. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions) and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
In valuing the Fund's assets as of July 31, 2017, all investments of the Fund are valued using amortized cost, which is a methodology utilizing Level 2 inputs.
2

Item 2.	Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-Q.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Money Market Obligations Trust

By /S/ Lori A. Hensler

Lori A. Hensler

Principal Financial Officer

Date September 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue

Principal Executive Officer

Date September 25, 2017

By /S/ Lori A. Hensler

Lori A. Hensler

Principal Financial Officer

Date September 25, 2017